UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2009

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Incentive Program -2009 Plan

On February 23, 2009, the Compensation Committee of The Williams Companies, Inc. ("Williams") Board of Directors (the "Compensation Committee") approved the 2009 annual incentive program for the Company’s named executive officers. A description of the program was filed with the Securities and Exchange Commission on a Form 8-K on February 25, 2009. On March 31, 2009, the Compensation Committee made further changes to the 2009 annual incentive program specifically to cut back significantly the maximum bonus percentage that can be attained under the program. Under the 2009 annual incentive program, funding will be based on Williams’ 2009 EVA® performance up to a maximum of 250% of target instead of 400% of target and there will no longer be a reserve account. Using market data for individuals in comparable positions and markets, the Compensation Committee established the EVA® target incentive opportunity for each of our named executive officers, expressed as a percentage of base salary. Each named executive officer’s target is 65%; except that the target for Mr. Donald R. Chappel, Sr. Vice President and Chief Financial Officer, is 75%, and the target for Mr. Steven J. Malcolm, Chairman, President and Chief Executive Officer, is 100%. These percentages are unchanged from those established by the Compensation Committee at its February 23 meeting. Each named executive officer’s 2009 base salary and annual incentive target remains unchanged from 2008 levels. The Compensation Committee will review each named executive officer's performance and contributions for the year, in consultation with the Chief Executive Officer with respect to executives other than the Chief Executive Officer, and will adjust a named executive officer's incentive award based on the Compensation Committee's evaluation of individual performance. In no event may any adjustment cause a named executive officer to receive an incentive bonus that exceeds the maximum amount, determined by applying the newly reduced maximum funding level to an individual named executive officer's target bonus. The Compensation Committee retains full discretion to determine whether a payout will be made under the program.

Note: EVA® is a registered trademark of Stern, Stewart and Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

April 3, 2009	By:	La Fleur C. Browne

Name: La Fleur C. Browne
Title: Assistant General Counsel and Corporate Secretary